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Exhibit 10.4

[Insert Date]

Capstar Acquisition Corp.
600 Congress Avenue, Suite 1400
Austin, Texas 78701

Lazard Capital Markets LLC
30 Rockefeller Plaza
New York, New York 10036
Attn: Assistant General Counsel

  Re:
  Initial Public Offering

Ladies and Gentlemen:

        This letter is being delivered to you in accordance with the Underwriting Agreement (the "Underwriting Agreement") entered into by and between Capstar Acquisition Corp., a Delaware corporation (the "Company"), and Lazard Capital Markets LLC, as representative of the several underwriters (the "Underwriters"), relating to an underwritten initial public offering (the "Offering"), of 20,000,000 of the Company's units (the "Units"), each comprised of one share of the Company's common stock, par value $0.0001 per share (the "Common Stock"), and one warrant exercisable for one share of Common Stock (each, a "Warrant"). The Units sold in the Offering will be listed and traded on the American Stock Exchange pursuant to a Registration Statement on Form S-1 and prospectus (the "Prospectus") filed by the Company with the Securities and Exchange Commission. Certain capitalized terms used herein are defined in paragraph 10 hereof.

        In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the Offering and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned director hereby agrees with the Company as follows:

        1.     (a)    The undersigned agrees that in connection with any proposed Business Combination, the undersigned shall (i) vote all shares of Founders' Common Stock owned by the undersigned in accordance with the majority of the votes cast by the Public Stockholders and in favor of an amendment to the Company's Certificate of Incorporation providing for the Company's perpetual existence in connection with a vote to approve a proposed Business Combination, and (ii) vote any shares acquired by him or her in the Offering or the secondary public market in favor of any proposed Business Combination and in favor of an amendment to the Company's Certificate of Incorporation providing for the Company's perpetual existence in connection with a vote to approve a proposed Business Combination. For the avoidance of doubt, the undersigned also acknowledges and agrees that he or she will not have any conversion rights with respect to the Founders' Common Stock owned by the undersigned in the event a Business Combination is approved by the Public Stockholders.

        (b)   To the extent that the Underwriters do not exercise their over-allotment option to purchase an additional 3,000,000 Units of the Company (as described in the Prospectus), the undersigned agrees that he or she shall return to the Company for cancellation, at no cost, the number of shares of Founders' Common Stock held by the undersigned determined by multiplying [                        ] by a fraction, (i) the numerator of which is 3,000,000 minus the number of shares of Common Stock purchased by the Underwriters upon the exercise of their over-allotment option, and (ii) the denominator of which is 3,000,000.

        (c)   The undersigned hereby waives any right, title, interest or claim of any kind in or to any distributions of the Trust Account as a result of any liquidation of the Company with respect to the Founders' Common Stock. The undersigned hereby waives any rights set forth in the Company's Certificate of Incorporation to demand conversion of the Founders' Common Stock in the event a Business Combination is approved by the Public Stockholders.

        2.     The undersigned hereby agrees that in the event that the Company fails to consummate a Business Combination within 24 months after the date of the final Prospectus relating to the Offering, the undersigned shall take all reasonable steps to (a) cause the Trust Account to be liquidated and distributed to the holders of Common Stock purchased in the Offering and (b) cause the Company to be dissolved and liquidated as soon as reasonably practicable. The undersigned agrees that in connection with any cessation of the corporate existence of the Company, he or she will take all reasonable steps to cause the Company to adopt a plan of dissolution and distribution in accordance with Section 281(b) of the General Corporation Law of the State of Delaware or any successor provision thereto. The undersigned hereby waives any claim the undersigned may have in the future against the Trust Account, and will not seek recourse against the funds held in or distributed from the Trust Account prior to our initial business combination, in either case on account of, or arising out of, any contracts or agreements with the Company.

        3.     (a)    The undersigned understands that he or she will not participate in the formation of, or become affiliated as an officer, director or stockholder of, any other blank check company until the closing of this offering and will not become involved with any blank check company which will seek to complete a business combination with any entity engaged in the media and entertainment industry as its principal business, until the Company has entered into a definitive agreement regarding its initial Business Combination; provided, however, that nothing contained herein shall override the undersigned's fiduciary obligations to any entity with which he or she is currently directly or indirectly associated or affiliated or by whom he or she is currently employed.

        (b)   The undersigned hereby agrees and acknowledges that (i) each of the Underwriters and the Company would be irreparably injured in the event of a breach by the undersigned of his or her obligations under paragraph 3(a), monetary damages may not be an adequate remedy for such breach and (ii) the non-breaching party shall be entitled to injunctive relief, in addition to any other remedy such party may have, in the event of such breach.

        4.     (a)    Until the date that is 12 months after the completion of a Business Combination in the case of the Founders' Common Stock and until the date that is 180 days after the completion of a Business Combination in all other cases (each a "Lock-Up Period" and together the "Lock-Up Periods"), the undersigned shall not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, with respect to the Founders' Common Stock, any Units acquired in the Offering and the Common Stock and Warrants comprising the Units, the Common Stock issuable upon exercise of the Warrants or any securities convertible into or exercisable or exchangeable for Common Stock or such Warrants or other rights to purchase Common Stock or any such securities (the "Offering Securities"), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Offering Securities, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii).

        (b)   Notwithstanding the foregoing, the undersigned may transfer his or her Offering Securities (i) by gift to a member of the undersigned's immediate family or to a trust, the beneficiary of which is a member of the undersigned's immediate family, an affiliate of the undersigned or to a charitable organization; (ii) by virtue of the laws of descent and distribution upon death of the undersigned; (iii) pursuant to a qualified domestic relations order; (iv) in the event of the Company's liquidation prior to the Company's completion of a Business Combination or the consummation of a liquidation, merger, stock exchange or other similar transaction which results in all the Company's stockholders having the right to exchange their shares of Common Stock for cash, securities or other property subsequent to the Company's consummating a Business Combination with a target business or (v) to the Company's officers or directors or affiliates or family members of any of the Company's officers or directors; provided, however, that the permissive transfers set forth above may be implemented only upon the respective transferee's written agreement to be bound by the terms and conditions of this Letter Agreement. During the applicable Lock-Up Period, the undersigned shall not grant a security interest in his or her Offering Securities.

        (c)   Further, the undersigned agrees that after the applicable Lock-Up Period has elapsed, the Offering Securities shall only be transferable or saleable pursuant to a sale registered under the U.S. Securities Act or pursuant to an available exemption from registration. The Company and the undersigned each acknowledge that pursuant to a Registration Rights Agreement between the Company, Capstar Acquisition Management, LP and certain directors of the Company including the undersigned, the undersigned may request that a registration statement relating to the Offering Securities be filed with the Securities Exchange Commission prior to the end of the applicable Lock-Up Period; provided that such registration statement does not become effective prior to the end of the applicable Lock-Up Period.

        5.     The undersigned's biographical information furnished to the Company and attached here as Exhibit A is true and accurate in all respects and does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended. The undersigned's questionnaire furnished to the Company and attached hereto as Exhibit B is true and accurate in all respects. The undersigned represents and warrants that:

        (a)   the undersigned is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

        (b)   the undersigned has never been convicted of or pleaded guilty to any crime (i) involving fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and the Founder is not currently a defendant in any such criminal proceeding; and

        (c)   the undersigned has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registrations denied, suspended or revoked.

        6.     The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to the Underwriters and its legal representatives or agents (including any investigative search firm retained by the Underwriters) any information they may have about the undersigned's background and finances ("Information"). Neither the Underwriters nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

        7.     (a)    Except as disclosed in the prospectus relating to the Offering, neither the undersigned nor any affiliate of the undersigned will be entitled to receive, and no such person will accept, any finder's fee, reimbursement or cash payment from the Company for services rendered to the Company prior to or in connection with the consummation of a Business Combination other than reimbursement for any out-of-pocket expenses related to the Offering and identifying, investigating and consummating a Business Combination.

        (b)   Neither the undersigned nor any affiliate of the undersigned will accept a finder's fee, consulting fee or any other compensation or fees from any person or other entity in connection with a Business Combination, other than compensation or fees that may be received for any services provided following a Business Combination.

        8.     The undersigned has full right and power, without violating any agreement by which he or she is bound (including, without limitation, any non-competition or non-solicitation agreement with any employer or former employer), to enter into this Letter Agreement and serve as a director of the Company, and hereby consents to being named in the Prospectus as a director of the Company.

        9.     The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company that is affiliated with Capstar Acquisition Management, LP or any of the Company's officers or directors, including the undersigned, unless the Company obtains an opinion from an independent investment banking firm that is a member of the Financial Industry Regulatory Authority and is reasonably acceptable to Lazard Capital Markets LLC and the approval of a majority of the Company's independent directors that the Business Combination is fair to the Public Stockholders from a financial point of view.

        10.   As used herein, (i) a "Business Combination" shall mean a business combination with one or more target businesses that have an aggregate fair market value of at least 80% of the initial amount held in the Trust Account (excluding the amount held in the trust account representing the underwriters' deferred commission); (ii) "Public Stockholders" shall mean the holders of securities issued in the Offering; (iii) "Founders' Common Stock" shall mean the 5,750,000 shares of Common Stock of the Company acquired by the Sponsor prior to the consummation of Offering, of which an aggregate of 86,250 shares of Founders' Common Stock were subsequently transferred on [                        ] to James R. Huffines, Frederick G. Kraegel and Timothy J. Lindgren; and (iv) "Trust Account" shall mean the trust fund into which a portion of the net proceeds of the Offering will be deposited.

        11.   This letter agreement constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This letter agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto. No party hereto may assign either this letter agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This letter agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of Texas, without giving effect to its choice of laws principles. This letter agreement shall be binding on the undersigned and such person's respective successors, heirs, personal representatives and assigns. This letter agreement shall terminate on the earlier of (i) the expiration of the longest Lock-Up Period and (ii) the liquidation of the Company; provided, that this letter agreement shall earlier terminate in the event that the Offering is not consummated and closed by March 31, 2008.

[Signature Page Follows]

Sincerely,
[Name]

Exhibit A
(Attached)

Exhibit B
(Attached)

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  Exhibit 10.4